MML SERIES INVESTMENT FUND
MML Income & Growth Fund
(the “Fund”)
Supplement dated February 1, 2023, to the
Prospectus dated May 1, 2022 and the
Summary Prospectus dated May 1, 2022
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The following information replaces the information found in the third sentence of the second paragraph found under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (on page 38 of the Prospectus):
Barrow Hanley typically invests in approximately 75 — 100 securities.
The following information supplements the information for the Fund found under the heading Portfolio Manager(s) in the section titled Management (page 41 of the Prospectus):
Pranay Laharia, CFA is a Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since December 2022.
The following information supplements the information for Barrow Hanley found beginning on page 115 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:
Pranay Laharia, CFA
is a portfolio manager of the MML Income & Growth Fund. Mr. Laharia joined Barrow Hanley in 2013 and currently serves as a Managing Director. Prior to joining Barrow Hanley, Mr. Laharia served as an analyst for State Street Global Advisors in Ireland, where he led a team that focused on the research of companies in the technology and telecom sectors. His career in the technology sector includes positions at Deutsche Bank Securities, Cambridge Technology Partners, and UOP, a Honeywell Company.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
L7352-22-06
IG-22-01